SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           November 11, 1997
                            Date of Report
                  (Date of Earliest Event Reported)

                      LUCAS EDUCATIONAL SYSTEMS, INC.
       (Exact Name of Registrant as Specified in its Charter)

     Delaware             0-24374                   33-0611764
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)


                      P. O. Box 789
               Templeton, California 93465
           (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                      (805) 434-3982

                 MIRADOR EQUITY PARTNERS, LTD.
                 1500 Quail Street, Suite #550
                Newport Beach, California 92660
 (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a) Pursuant to an Agreement and Plan of Reorganization dated November 7, 1997 (the "Plan"), between the Registrant; Lucas Educational Systems, Inc., a Nevada corporation ("Lucas"); and Jerry R. Lucas, Cheryl W. Lucas and William R. Murray, the sole stockholders of Lucas (sometimes collectively called the "Lucas Stockholders"), the Lucas Stockholders became the controlling stockholders of the Registrant in a transaction viewed as a reverse acquisition, and Lucas became a wholly-owned subsidiary of the Registrant. The Plan was treated as a recapitalization of Lucas for accounting purposes, and the effective date of the Plan was November 11, 1997.

          The Plan was adopted, ratified and approved by the sole member of the Board of Directors of the Registrant, and by the Board of Directors and all of the Lucas Stockholders.

          The source of the consideration used by the Lucas Stockholders to acquire their respective interest in the Registrant was the exchange of 100% of the outstanding common stock of Lucas pursuant to the Plan.

          The basis of the "control" by the Lucas Stockholders is stock ownership. See the table below under Paragraph (b) of this Item.

         The former principal stockholder of the Registrant and his number of pre-split and pre-Plan shares owned and the percentage of ownership of such outstanding voting securities of the Registrant prior to the completion of the Plan was Jehu Hand, Esq., President and a director, 90,500 shares or 21%.
This ownership computation takes into account the prior expiration of an option of Mr. Hand to acquire 40,000 pre-split and pre-Plan shares of the Registrant and the compromise of a promissory note payable to Mr. Hand which was previously convertible into 155,500 pre-split and pre-Plan shares, all as reported in the Registrant's 10-KSB Annual Report for the year ended March 31, 1997, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. See Item 7.

          Pursuant to the Plan, the Registrant was required:

          1. To issue 8,700,000 post-split shares, pro rata, to the Lucas Stockholders, in exchange for all of the outstanding shares of common stock of Lucas;

          2. To effect a forward split of the outstanding common stock of the Registrant on the basis of 4.357 shares for one share, increasing the 424,600 pre-Plan outstanding shares of the Registrant to approximately 1,850,000 shares, depending upon rounding resulting from the forward split; and

          3. Following resignations, in seriatim, of the sole director and executive officer of the Registrant, to designate and elect, in seriatim, Jerry R. Lucas, Cheryl W. Lucas and William R. Murray, as
directors and executive officers of the Company, to serve until the next annual meeting of stockholders and until their respective successors are
elected and qualified or until their prior resignation or termination.   These
persons served in these same capacities for Lucas prior to the completion of the Plan. Resumes of these persons are included below under the caption "Management" of Item 2.

          Taking into account the shares issued to the Lucas Stockholders, the
4.357 for one forward split of the pre-Plan outstanding shares of common voting stock of the Registrant, and 168,750 post-split shares to be issued to certain consultants as outlined below under subparagraph (b) below, there are or will be 10,718,750 outstanding shares of common stock of the Registrant as a result of the foregoing.

          A copy of the Plan, including any material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock, after taking into account the completion of the Plan, to wit:

                                             Amount and Nature         Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Jerry R. Lucas          President and Director    4,250,000             39.6%
(Joint Tenants)

Cheryl W. Lucas         Secretary/Treasurer       4,250,000             39.6%
(Joint Tenants)         and Director

William R. Murray       Vice President              200,000              1.8%

All directors and executive officers
as a group (3)                                                          81.0%

        *     The Board of Directors of the Registrant has adopted a
              written compensation agreement (the "Consultant's
              Compensation Agreement No. 1"[the " Compensation Plan"])
              pursuant to which two individual consultants,   one   of its
              attorneys and a "due diligence" consult  ant,   (collectively,
              the Consultants), are to be issued   an aggregate total of
              168,750 post-split shares of common stock of the Registrant at a price of $0.01 per share. Immediately following the filing of this Report, the Registrant intends to file an S-8 Registration Statement with the Securities and Exchange Commission covering these shares, and a copy of the Compensation Plan will be filed as an exhibit to this Registration Statement. Such Registration Statement, on its filing, shall be deemed to have been incorporated herein by reference.

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and the Lucas Stockholders, and the sole member of the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Lucas; its management; and the potential benefit to the stockholders of the Registrant. The sole member of the Board of Directors determined in his good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Lucas prior to the completion of the Plan.

         (b) The Registrant, through its wholly-owned subsidiary, Lucas, intends to continue the business operations formerly conducted by Lucas, which
are described below under the caption Business.   Also see the
financial statements of Lucas accompanying this Report, which are described in Item 7, for a description of any assets of Lucas and a description of its facilities.

                                 Business

       The Registrant, through its wholly-owned Nevada subsidiary, Lucas Educational Systems, Inc. ("Lucas Educational Systems") is engaged in the business of selling educational systems to public entities and private individuals, though it has not had any previous material operations.

       Lucas Educational Systems, was founded December 5, 1996 by Jerry
R. and Cheryl W. Lucas, who were its principal shareholders, prior to the completion of the Plan.

Lucas Learning System

       It was formed to develop, produce and market the extraordinary learning and memory techniques and related products that have been developed by Mr. Lucas over the past 30 years. These techniques (The Lucas Learning System(Trademark)) enable anyone to learn, memorize and retain any subject matter more thoroughly and effectively than using traditional repetition-based methods of learning and memorization. The Lucas Learning System(Trademark) (LLS (Trademark)) makes learning fun again. It is based on visual-reinforced association, which is how children learn before they are able to read.
Because of its extraordinary effectiveness in creating an ability to retain information, Mr. Lucas has trademarked the following phrase to describe his system, "Learning that lasts"(Trademark).

        Mr. Lucas' vision is to change the way people learn --"Making a difference in people's lives." The premise of The Lucas Learning
System (Trademark) is that memory requires that something be "registered" in the mind and that it is much easier for a picture of something tangible to register than an intangible concept, word, phrase, etc.

        Lucas Educational Systems' products not only teach an extraordinarily effective way of learning, but they also apply the technique to specific subject matter, maximizing the learning process and minimizing the effort required by the user to acquire knowledge. Numerous religious and educational leaders, as well as seminar attendees have endorsed its technique and products.

License

       Mr. Lucas has granted Lucas Educational Systems an exclusive, worldwide, 99-year license to the technique for a wide variety of products - many complete, but several more in various stages of design and development. Lucas Educational Systems also intends to design and develop additional, as yet, unformulated products. In return for the license, Mr. Lucas will be paid royalties of 8% on revenues realized by Lucas Educational Systems related to sales of the technique and products. (A copy of the license accompanies this Report and is incorporated herein by reference. [See Item 7.]) During the term of the license, Mr. Lucas will have the right to resell certain products through his seminars and he retains rights to certain usages of these products; the products will be purchased from Lucas Educational Systems at its cost plus a percentage markup.

      Although potential additional business ventures of Mr. Lucas will not be owned or licensed to Lucas Educational Systems, it is expected to derive significant promotional and advertising benefit from them, including:

        A planned recreational theme park, which would be centered around the characters created for the contemplated children's series of products;

        Two television learning programs for children utilizing a number of characters and concepts developed by Mr. Lucas;

        Day care schools utilizing the LLS(Trademark) learning techniques; and seminars and speeches given by Mr. Lucas - Dr. Memory(Trademark).

      It will have the marketing rights to the characters and products made possible by these various ventures.

Copyrights

       Lucas Educational Systems' current and future products are and will be protected by copyrights. The Lucas Learning System(Trademark) is applied in all of the products to make learning fun, easy and long lasting.

Company's Market

       The market for the Company's products is great, consisting of among others:

          Parents who desire to help their children learn easier and to make learning enjoyable.

          People of all ages who desire to be able to memorize certain Biblical verses and facts.

          Business people who desire to remember names and faces easier.

          Students who desire to study effectively and retain what they study for college entrance exams.

          Students and others who wish to learn and retain grammar rules.

          Students and others who wish to learn and retain foreign languages

          (or foreign students who wish to learn English).

          Just about everybody who desires to be able to learn easier and retain in memory what they have learned longer.

       Many of the products have already been developed and are currently being sold by Mr. Lucas in seminars given by him. Several of the products help people in learning and memorizing Bible verses and facts. Others help children learn various subjects, such as the multiplication times tables, U.S. states and their capitals and the U.S. presidents. One is directed at helping people remember names and faces. And, several are aimed at teaching people foreign languages, including English.

       One of the products, The Memory Book, is a former nationwide best seller and was number two on the New York Times' "Best Seller" list for 50 weeks. The publishing rights to this book belong to the original publisher, but the book will be purchased at a large discount and resold by Lucas Educational Systems. In addition, Mr. Lucas has written an updated, more detailed and comprehensive book, "Learning How To Learn," the rights to which are included in the license to Lucas Educational Systems.

Marketing Channels

       Mr. Lucas has experience with direct marketing of his products using television appearances and spot commercials. Direct marketing typically provides a higher percentage of revenues to the Company. Consequently, based on the success realized previously by Mr. Lucas and the broad potential appeal of his products, Lucas Educational Systems intends to sell its products, at least initially, directly to consumers. Methods used to reach customers may include: two-minute spot commercials; QVC Shopping Network; talk-show appearances on both Christian and secular programs; an Internet web site with commercial capabilities; and joint-ventures with video game companies, software companies and the National Basketball Association.

       In addition, the Registrant believes that the more expanded time and visual-demonstration format of infomercials may allow viewers to more fully understand the benefit of Lucas Educational Systems products. As a result, Lucas Educational Systems will research using this channel as a means of presenting the full range of products. This would have the added advantage of helping viewers realize the broad applicability of the technique to all fields of study, which could well result in customer requests for new products.

                                Management

    Names                    Title or Position                Age

Jerry R. Lucas               President and Director            57
William R. Murray            Vice President                    56
Cheryl W. Lucas              Secretary/Treasurer and Director  43

Resumes

Jerry R. Lucas. President, age 57. Mr. Lucas was Phi Beta Kappa graduate of Ohio State University, he has written extensively on learning and memory training. Learning and memory training have been passions of his since his childhood days. While still in the NBA, Mr. Lucas co-authored The Memory Book, which was number two on the New York Times' "Best Seller" list for 50 weeks. The book sold over three million copies. Mr. Lucas has 30 years' experience in developing, promoting and selling learning and memory training products. His promotional efforts have been greatly aided by his expertise in another field-basketball. He was voted one of the top 50 basketball players of all time, having been a three-time college All-American at Ohio State and a seven-time All-Pro with the New York Knicks. He is one of only two players to average over 20 points and 20 rebounds per game during an entire NBA season-a feat he accomplished twice.

William R. Murray. Vice President, age 56. Mr. Murray has over 30 years' experience, including significant management experience relating to Lucas Educational Systems intended operations. Early in his career, he was responsible for ordering and stock control for a major grocer. From 1986 to 1989, he was in charge of product development and inventory/warehouse management for Edwin Cole Ministries, an operation similar in distribution channels and merchandising approach to Lucas Educational Systems. In addition, Mr. Murray has considerable experience in booking engagements for various individuals and groups, which will be invaluable in providing Mr. Lucas with opportunities to appear on talk-shows and the like.

Cheryl W. Lucas. Secretary/Treasurer, age 43. Mrs. Lucas is President and Director of Second Chance for Love Humane Society, was Vice President of Marketing of CCI Communications. She was also Vice President of the Latin American Division of Parker International. She received a B.A. Degree in Criminal Justice in 1976 from California State University.

                               Risk Factors

          Limited Operating History.   The Registrant was founded on June 11,
1992; and accordingly, has only a limited operating history upon which an evaluation of the Registrant and its prospects can be based. Its prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. To address these risks, it must, among other things, respond to competitive developments. There can be no assurance that the Registrant will be successful in addressing such risks.

          Future Capital Requirements; Uncertainty of Future Funding. The Registrant presently has extremely limited operating capital. It will require substantial additional funding in order to realize its goals of commencing nationwide marketing of its products and services. Depending upon the growth of its business operations and the acceptance of its products and services, the Registrant will need to raise substantial additional funds through equity or debt financing, which may be very difficult for such a speculative enterprise. There can be no assurance that such additional funding will be made available to the Registrant, or if made available, that the terms thereof will be satisfactory to the Registrant. Furthermore, any equity funding will cause a substantial decrease in the proportional ownership interests of existing stockholders.

          Governmental Regulation. The Registrant is not currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally.

          No Market for Common Stock; No Market for Shares. There is currently no market for the Registrant's common stock. Management will seek a listing of the Registrant's common stock on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD"), under the symbol "LESI"; however, there can be no assurance that such market will ever develop or be maintained. Any market price that may develop for shares of common stock of the Registrant is likely to be very volatile, and factors such as success or lack thereof in developing and marketing the Registrant's products and services, competition, governmental regulation and fluctuations in operating results may all have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Registrant's common stock in any market that may develop.

          Dilution. Dilution usually results from the substantially lower prices paid by insiders for their securities in a company when compared with the price being paid by other investors. Jerry R. Lucas and Cheryl W. Lucas jointly received 8,500,000 "unregistered" and "restricted" post-split shares of the Registrant under the Plan and William R. Murray received 200,000 "unregistered" and "restricted" post-split shares under the Plan. Lucas had a Total Stockholders' Equity (Deficit) of approximately ($756) as of September 30, 1997. See Financial Statements of Lucas for the periods ended June 30, 1997 (audited) and September 30, 1997 (unaudited) and the Pro Forma Combined Balance Sheets and Statements of Operations of the Registrant and Lucas, taking into account the completion of the Plan, and as described under Item 7.

          The Board of Directors has also adopted a Consultants' Plan pursuant to which post-split shares will be issued for $0.01 per share for services rendered by two individuals consultants to the Company (collectively, the "Consultants") for an aggregate total of 168,750 shares ($1,687)of the
Company's common stock.   The Consultants are as follows, to-wit: Leonard W.
Burningham, Esq., 118,750 shares; and Dennis Nielsen, 50,000 shares. Mr. Burningham is one of the attorneys for the Registrant and Mr. Neilsen is a "due diligence" consultant.

          An S-8 Registration Statement covering the shares of common stock to be issued to these Consultants has been or will be filed with the Securities and Exchange Commission at or about the time of the filing of this Report, together with a copy of the Plan, and is or will, on filing, be incorporated herein by reference.

          The issuance of the securities to Mr. and Mrs. Lucas, Mr. Murray and to these Consultants, as aforesaid, has and will substantially dilute the interest of other stockholders in the Registrant.

          Future Sales of Common Stock.  There is presently no market for the shares of common stock of the Registrant. See the Risk Factor "No Market for Common Stock; No Market for Shares," above. There are presently 2,018,750 shares of common stock of the Registrant which are believed to be freely tradeable in the over-the-counter market. The sale of the securities by the Consultants could have a substantial adverse effect on any market which may develop in the Registrant's securities, and potential investors in the Registrant's securities should carefully weigh the present limited "public
float" of the Registrant's securities.   Future sales of securities by Mr. and
Mrs. Lucas and Mr. Murray pursuant to Rule 144 of the Securities and Exchange Commission may also have an adverse impact on any market which may develop in the Registrant's securities. Presently, Rule 144 requires a one year holding period prior to public sale of "restricted securities" in accordance with this Rule; Mr. and Mrs. Lucas and Mr. Murray could each sell (I) an amount equal to 1% of the total outstanding securities of the Registrant in any three month period or (ii) the average weekly reported volume of trading in such securities on all national securities and exchanges or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice under Rule 144, with the one year holding period to have commenced on November 11, 1997.

          Voting Control. By virtue of their collective ownership of approximately 81% of the Registrant's outstanding voting securities, Mr. and Mrs. Lucas and Mr. Murray have the ability to elect all of the Registrant's directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Collectively, these persons may be deemed to have absolute control over the management and affairs of the Registrant.

          Dependence on Key Personnel. The Registrant's performance is substantially dependent on the performance of its executive officers and key employees. Given the Registrant's early stage of development, the Registrant is dependent on its ability to retain and motivate high quality personnel, especially its current management. The Registrant does not have a "key person" life insurance policy on any of its employees. The loss of the services of any of its executive officers, especially those of Mr. and Mrs. Lucas or other key employees could have a material adverse effect on the business, operating results or financial condition of the Registrant.

          Dividends. The Registrant does not anticipate paying dividends on its common stock in the foreseeable future. Future dividends, if any, will depend upon the Registrant's earnings, if any, and subscribers who anticipate the need of cash dividends from their investment should refrain from the purchase of the Shares being offered hereby.

          Penny Stock. The Registrant's securities are deemed to be "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission; this designation may have an adverse effect on the development of any public market for the Registrant's shares of common stock or, if such a market develops, its continuation, as broker-dealers are required to personally determine whether an investment in the securities is suitable for customers prior to any solicitation of any offer to purchase these securities.

          Penny stocks are securities (I) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (I) above); or (iv) of an issuer with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average annual revenues of less than $6,000,000 for the last three years.

          Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

          Further, Rule 15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (I) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for purchasers of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them.

          Indemnification of Directors, Officers, Employees and Agents. The Certificate of Incorporation provides for indemnification to the fullest extent allowed under the Delaware Corporation Laws Annotated. Generally, under the Delaware General Corporation Law, a corporation has the power to indemnify any person who is made a party to any civil, criminal, administrative or investigative proceeding, other than action by or any right of the corporation, by reason of the fact that such person was a director, officer, employee or agent of the corporation, against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement of any such actions; provided, however, in any criminal proceeding, the indemnified person shall have had no reason to believe the conduct committed was unlawful. It is the position of the Securities and Exchange Commission that indemnification against liabilities for violations of the federal securities laws, rules and regulations is against public policy.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         There has been no change in the Registrant's certifying accountant during the past two years; the Registrant has not filed audited financial statements with any previous 10-KSB Annual Report, claiming an exemption therefrom under Rule 3-12 of Regulation S-X.

         On completion of the Plan with Lucas, the new directors and executive officers engaged Thurman Shaw & Company, L.C. of Salt Lake City, Utah, to audit the financial statements of the Registrant for the previous three years ended March 31, 1997, 1996 and 1995, copies of which have been filed with the Securities and Exchange Commission as part of the Registrant's 10-KSB/A1 for the fiscal year ended March 31, 1997, and which is incorporated herein by reference.

Item 5.  Other Events.

         See Item 1.

Item 6.  Resignations of Directors and Executive Officers.

         As a result of the completion of the Plan, Jehu Hand, Esq. resigned as the sole director and executive officer of the Registrant, and designated, in seriatim, the directors and executive officers of Lucas to serve in their same capacities in which they served under Lucas, until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination. See Item 1(a).

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

         Financial Statements for the three months ended September 30, 1997, (unaudited) and from inception (December 5, 1996) to June 30, 1997 (audited) for Lucas Educational Systems, Inc.

         Report of Independent Auditor's Report

         Balance Sheets

         Statement of Operations

         Statement of Stockholders' Equity

         Statements of Cash Flows

         Notes to Financial Statements

         (b)  Pro Forma Financial Information.

         Combined Balance Sheets, Combined Statements of Operations of Mirador Equity Partners, LTD. and Lucas Educational Systems, Inc. as of September 30, 1997.

         Report

         Combined Balance Sheets

         Combined Statements of Operations

         Notes to Financial Statements

            Exhibits.

                                                 Exhibit
Description of Exhibit*                          Number

Agreement and Plan of Exchange                    2

Certificate of Amendment of Certificate of        3
Incorporation reflecting name change to
"Lucas Educational Systems, Inc." and forward split of shares

Licensing and Royalty Agreement                  10

Documents Incorporated by Reference*

S-8 Registration Statement to be filed simultaneously with or immediately following the filing of this Report.

10-SB Registration Statement, as amended, filed June 17, 1994.

10-KSB Annual Report for the year ended March 31, 1997.

10-KSB/A1 Annual Report for the year ended March 31, 1997.

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LUCAS EDUCATIONAL SYSTEMS, INC.

Date: 11/26/97               By:/s/Jerry R. Lucas
     ---------               -------------------------------
                             Jerry R. Lucas
                             President and Director

                    LUCAS EDUCATIONAL SYSTEMS, INC.
                     (A Development Stage Company)
                       FINANCIAL STATEMENTS
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997
                            (Unaudited)
                                AND
          FROM INCEPTION (DECEMBER 5, 1996) TO JUNE 30, 1997
                                AND
                    INDEPENDENT AUDITOR'S REPORT

David T. Thomson [letterhead]

Independent Auditor's Report
Board of Directors

LUCAS EDUCATIONAL SYSTEMS, INC.
Salt Lake City, Utah

I have audited the accompanying balance sheet of Lucas Educational Systems, Inc. (A development stage company) as of June 30, 1997 and the related statements of operations, stockholders' equity and cash flows from inception (December 5, 1996) to June 30, 1997. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Lucas Educational Systems, Inc.(A development stage company) as of June 30, 1997, and the results of its operations and its cash flows from Inception (December 5, 1996) to June 30, 1997 in conformity with generally accepted accounting principles.

As discussed on Note 1, the Company has been in the development stage since its inception on December 5, 1996. The Company has limited operating capital with current liabilities exceeding current assets by $374, and development stage deficit of $63. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The financial statements as of June 30, 1997 and from inception to June 30, 1997, were audited by me and in my report dated August 18, 1997 I included the above explanatory paragraph which described conditions that raised substantial doubt about the Company's ability to continue as a going concern, but I have not performed any auditing procedures since that date.

/s/David T. Thomson, P.C.
Salt Lake City,
Utah August 18, 1997

                         LUCAS EDUCATIONAL SYSTEMS, INC.
                          (A Development Stage Company)
                                BALANCE SHEETS
                                    ASSETS

                                              September 30,    June 30,
                                                 1997            1997
                                               (Unaudited)
 CURRENT ASSETS:
 Cash in bank                                   $    71         $    91

 Total Current Assets                                71              91

 OTHER ASSETS
 Organization costs, less amortization
   of $77 and $54                                   388             411

 Total Other Assets                                 388             411

 TOTAL ASSETS                                   $   459         $   502

                      LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
 Accounts payable                               $ 1,215         $   465

 Total Current Liabilities                        1,215             465

 STOCKHOLDERS' EQUITY (DEFICIT):
 Preferred stock; $.001 par value, 5,000,000
 shares authorized, no shares issued
 and outstanding
 Common stock; $.001 par value, 50,000,000
 shares authorized, 1,000 shares
 issued and outstanding                               1               1
 Capital in excess of par value                      99              99
 Earnings (deficit) accumulated during the
 development stage                                 (856)            (63)
 Total Stockholders' Equity (Deficit)              (756)             37
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  459         $   502

The accompanying notes are an integral part of these financial statements.

                       LUCAS EDUCATIONAL SYSTEMS, INC.
                        (A Development Stage Company)
                          STATEMENTS OF OPERATIONS
                               For the           From     Earnings (Loss)
                            Three Months       Inception    Accumulated
                                Ended     (December 5, 1996) During the
                            September 30,     to June 30,    Development
                                1997             1997           Stage
                            (Unaudited)                      (Unaudited)
 REVENUE                     $    -           $    -          $    -

 EXPENSES
 Bank charges                      20                9              29
 Amortization                      23               54              77
 Professional fees                750              -               750

                                  793               63             856

 NET INCOME (LOSS)           $   (793)        $    (63)        $  (856)
 EARNINGS (LOSS) PER SHARE   $  (0.79)        $  (0.44)        $ (2.14)

The accompanying notes are an integral part of these financial statements.

                        LUCAS EDUCATIONAL SYSTEMS, INC.
                         (A Development Stage Company)
                       STATEMENT OF STOCKHOLDERS' EQUITY
                                                               Earnings
                                                                (Loss)
                                                              Accumulated
                              Common Stock    Capital in       During the
                                               Excess of      Development
                           Shares     Amount   Par Value         Stage
 BALANCE, December 5, 1996
   (inception)                  -    $     -    $     -         $      -

 Shares issued to initial
  stockholders for cash,
  at $.01 per share,
  June 1997                 1,000          1         99                -

 Net income (loss) from
 December 5, 1996 (inception)
 to June 30, 1997               -          -          -              (63)

 BALANCE, June 30, 1997     1,000          1         99              (63)

 Net income (loss) for the
 three months ended
 September 30, 1997
 (Unaudited)                    -          -          -             (793)

 BALANCE, September 30,
 1997 (Unaudited)           1,000     $    1    $    99          $  (856)

The accompanying notes are an integral part of these financial statements.

                          LUCAS EDUCATIONAL SYSTEMS, INC.
                           (A Development Stage Company)
                             STATEMENTS OF CASH FLOWS
                               For the          From      Earnings (Loss)
                            Three Months      Inception     Accumulated
                                Ended     (December 5, 1996) During the
                            September 30,    to June 30,     Development
                                1997            1997            Stage
                            (Unaudited)                      (Unaudited)
 INCREASE (DECREASE) IN CASH
 CASH FLOWS FROM OPERATING
 ACTIVITIES:
 Bank charges                   $     (20)     $     (9)       $     (29)

 Cash used in operating activities    (20)           (9)             (29)

 CASH FLOW FROM INVESTING ACTIVITIES:   -             -                -

 CASH FLOWS FROM FINANCING ACTIVITIES:  -             -                -
 Sale of common stock                   -           100              100

 Cash provided by financing activities  -           100              100

 NET INCREASE (DECREASE) IN CASH      (20)           91               71
 CASH - BEGINNING OF PERIOD            91             -                -

 CASH - END OF PERIOD            $     71      $     91         $     71

RECONCILIATION OF NET INCOME
(LOSS) TO NET CASH
PROVIDED (USED) BY OPERATING
ACTIVITIES

 NET INCOME (LOSS)               $   (793)     $    (63)        $   (856)

 Adjustment to reconcile net
 income (loss) to net
 cash provided (used) by
 operating activities
 Amortization of organization costs    23            54               77
 Changes in assets and liabilities
 Organization costs                     -          (465)            (465)
 Accounts payable                     750           465            1,215

 Total Adjustments                    773            54              827

 NET CASH PROVIDED (USED)
 BY OPERATING ACT                $    (20)     $     (9)        $    (29)

The accompanying notes are an integral part of these financial statements.

                        LUCAS EDUCATIONAL SYSTEMS, INC.
                         (A Development Stage Company)
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - The Company was organized under the laws of the State of Nevada on December 5, 1996 and has elected a fiscal year end of June 30th. The Company was formed for the purpose of engaging in the business of selling educational systems to public entities or private individuals. The Company has not commenced planned principle operations and is considered a development stage company as defined in SFAS No. 7. The Company, has at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

Net Earnings Per Share - The computation of net income (loss) per share of common stock is based on the weighted average number of shares outstanding during the period presented.

Organization Costs - The Company is amortizing its organization costs, which reflect amounts expended to organize the Company, over sixty (60) months using the straight-line method.

Income Taxes - Due to losses and no operations at September 30, 1997 and June 30, 1997 no provisions for income taxes has been made. There are no deferred income taxes resulting from income and expense items being reported for financial accounting and tax reporting purposes in different periods. The Company at June 30, 1997 has a net operating loss carry forward(NOL) at $63. The NOL will expire in the year 2012. A valuation allowance of $9 has been established for those tax credits which are not expected to be realized.

Cash and Gash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Through September 30, 1997 and June 30, 1997 the Company did not have non-cash investing and financing activities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - COMMON STOCK TRANSACTIONS

The Company at June 11, 1997 sold 1,000 shares of common stock to initial stockholders at $.01 per share for $100.

NOTE 3 - RELATED PARTY TRANSACTIONS

An officer of the Company is providing a mailing address to the Company without charge. This service has been determined by the Company to have only nominal value. As of September 30, 1997 and June 30, 1997 no compensation has been paid or accrued to any officers or directors of the Corporation.

NOTE 4 - AGREEMENTS

On January 7, 1997, the Company entered into a consulting agreement with Smith Consulting Services, Inc., a Utah corporation (Smith). The agreement is for one year. Smith is to provide consulting services as outlined in the agreement up to 15 hours per week for services rendered. Smith will receive shares of the Company's common stock in an amount that will equal nine and one half percent (9 1/2%) of the total issued and outstanding shares of common stock of the Company after the completion of a merger or reorganization of the Company with a public company. The Company will also reimburse Smith for certain fees and costs as outlined in the agreement.

NOTE 5 - SUBSEQUENT EVENT

On August 13, 1997 the Company entered into a licensing and Royalty agreement with Jerry R. and Chris W. Lucas (Licensor). The Company was granted exclusive rights, license and privilege to develop, produce, manufacture, print, market, sell, license, lease, rent, exhibit, broadcast, distribute, and otherwise exploit licensor's properly as outlined in the agreement throughout the world through December 31, 2096. The Company will pay a quarterly royalty of 8% of the gross receipts as per provisions of the agreement.

                    LUCAS EDUCATIONAL SYSTEMS, INC.
                (Formerly Mirador Equity Partners, Ltd.)
                    LUCAS EDUCATIONAL SYSTEMS, INC.

                 PROFORMA COMBINED FINANCIAL STATEMENTS
                              (Unaudited)
                           September 30, 1997

                       LUCAS EDUCATIONAL SYSTEMS, INC.
                   (Formerly Mirador Equity Partners, Ltd.)
                       LUCAS EDUCATIONAL SYSTEMS, INC
                    PROFORMA COMBINED FINANCIAL STATEMENTS
                                (Unaudited)

The following unaudited proforma combined balance sheet and statement of operations aggregates the unaudited balance sheet and statement of operations of Mirador Equity Partners, Ltd. (Mirador) (A Delaware Corporation) as of September 30, 1997, and the unaudited balance sheet and statement of operations of Lucas Educational Systems, Inc. (Lucas) (a Nevada Corporation) as of September 30, 1997, giving effect to a transaction which was completed on November 7, 1997, wherein Mirador acquired Lucas as a wholly-owned subsidiary (the "Acquisition"). This business combination is treated as a recapitalization of Lucas with the issuance of shares for the net assets of Mirador. Mirador issued common stock in exchange for all of the issued and outstanding shares of Lucas. The following proforma balance sheet and statement of operations uses management assumptions as described in the notes and the historical financial information available at September 30, 1997. The financial statements for Mirador at September 30, 1997 were unaudited and were prepared by management with no opinion expressed on the financial statements. The financial statements of Lucas at September 30, 1997 were unaudited and were prepared by management and no opinion was expressed on those financial statements. Again, the format and amounts used in these proforma financial statements are based on those financial statements.

The Proforma combined balance sheet and statement of operations should be read in conjunction with the separate financial statements and related notes thereto of Mirador and Lucas. The proforma condensed combined financial statements are not necessarily indicative of the condensed combined balance sheet and statement of operations which might have existed for the period indicated or the results of operations as they may be now or in the future.

                     LUCAS EDUCATIONAL SYSTEMS, INC.
                (Formerly Mirador Equity Partners, Ltd.)
                     LUCAS EDUCATIONAL SYSTEMS, INC.

                     PROFORMA COMBINED BALANCE SHEET
                              (Unaudited)

                           SEPTEMBER 30, 1997

                                  Mirador     Lucas
                                  Equity   Educational Proforma
                                 Partners    Systems   Increase  Proforma
                                   Ltd.        Inc.   (Decrease) Combined
ASSETS
 CURRENT ASSETS
 Cash                           $     -    $      71  $      -    $   71
 Total Current Assets                 -           71         -        71

 OTHER ASSETS
 Intangible assets, net               -          388         -       388
 Total Other Assets                   -          388         -       388

 TOTAL ASSETS                   $     -    $     459  $      -    $  459

LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
 Accounts Payable               $ 1,197    $   1,215  $ (1,197)   $1,215
 Total Current Liabilities        1,197        1,215    (1,197)    1,215

 STOCKHOLDERS EQUITY
 Preferred Stock, $.001 par
 value, 5,000,000 shares
 authorized, no shares issued
 and outstanding                      -            -        -          -
 Common stock, $.001 par value,
 50,000,000 shares authorized,
 10,718,750 shares issued and
 outstanding                        425            1    1,425 (1) 10,719
                                                        8,700 (2)
                                                           (1)(2)
                                                          169 (4)
 Additional paid-in capital         821           99   (1,425)(1)
                                                       (8,700)(2)
                                                       (2,443)(3)
                                                        1,519 (4)
                                                       16,197 (5)
                                                            1 (2)
 Retained earnings (deficit)     (2,443)        (856)  (2,443)(3)(17,544)
                                                       (1,688)(4)
                                                      (15,000)(5)
 Total Stockholders' Equity      (1,197)        (756)   1,197       (756)
 TOTAL LIABILITIES AND
  STOCKHOLDERS EQUITY          $      -       $  459        -    $   459

The accompanying notes are an integral part of the proforma condensed combined balance sheet.

                     LUCAS EDUCATIONAL SYSTEMS, INC.
                 (Formerly Mirador Equity Partners, Ltd.)
                     LUCAS EDUCATIONAL SYSTEMS, INC.
                PROFORMA COMBINED STATEMENT OF OPERATIONS
                             (Unaudited)
                  THREE MONTHS ENDED SEPTEMBER 30, 1997
                                  Mirador     Lucas
                                  Equity   Educational Proforma
                                 Partners    Systems   Increase  Proforma
                                   Ltd.        Inc.   (Decrease) Combined
REVENUE                          $     -    $     -    $     -    $    -

EXPENSES
General and Administrative       $     -    $    15    $   (15)(3)$    -
Bank charges                          20          -          -        20
Amortization                          23          -          -        23
Professional fees                    750          -      1,688 (4)17,438
                                                   15,000 (5)
                                     793         15     16,673    17,481
NET INCOME (LOSS)                   (793)       (15)   (16,673) $(17,481)

EARNINGS PER SHARE               $ (0.00)   $ (0.00)            $  (0.00)

The accompanying notes are an integral part of the proforma condensed combined financial statements.

                     LUCAS EDUCATIONAL SYSTEMS, INC.
                 (Formerly Mirador Equity Partners, Ltd.)
                     LUCAS EDUCATIONAL SYSTEMS, INC.
             PROFORMA COMBINED NOTES TO FINANCIAL STATEMENTS
                               (Unaudited)

Mirador Equity Partners, Ltd.-The Company was incorporated under the laws of the State of Delaware on June 11, 1992, for the purpose of seeking out business opportunities, including acquisitions. The Company is a development stage company and since inception, the Company's activities have been limited to organizational matters.

Lucas Educational Systems, Inc.-The Company was organized under the laws of the State of Nevada on December 5, 1996. The Company was formed for the purpose of engaging in the business of selling educational systems to public entities or private individuals. The Company is in the development stage and has not commenced principal business activities.

Proforma Adjustments- (1)Prior to the Acquisition, Mirador effected a forward split of its shares on a 4.357 for 1 basis. (2)Mirador acquired all of the issued and outstanding shares of Lucas in exchange for 8,700,000 (post-split) unregistered and restricted shares of previously authorized but unissued common stock of Mirador. The acquisition has been treated as a recapitalization of Lucas. (3)This is part of the recapitalization transaction and entry. It eliminates the retained deficit of Mirador accounting for the transaction as if the shares were exchanged by Lucas for the net assets of Mirador. (4)Mirador issued 168,750 shares of its common stock at a price of $.01 per share for a total of $1,688 for services rendered. (5)Mirador officers and directors paid $1,197 of outstanding liabilities of the Company. Also, a financial consultant to Lucas paid $15,000 for legal fees associated with the reorganization. The total of $16,197 was treated as a contribution to capital.